UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07729

Hansberger International Series

(Exact name of Registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq.

Natixis Distributors, L.P.

399 Boylston Street

Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: December 31

Date of reporting period: June 30, 2010

Item 1.	Reports to Stockholders.

The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

HANSBERGER

INTERNATIONAL

SERIES

SEMIANNUAL REPORT

June 30, 2010

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL VALUE FUND

After a positive start in the first quarter of 2010, international stock markets plunged in the second quarter as equity markets were hit by a combination of a European sovereign debt crisis, a possible slowdown in Chinese economic growth and increased concerns of a faltering of the global economic recovery. During the period, nearly all major and emerging stock markets posted negative returns while all ten sectors represented in the Fund’s benchmark, the MSCI ACWI ex USA, recorded losses.

We believe that the recent decline in international equity markets has been caused primarily by concerns over the sustainability of global economic growth. This has led to increased volatility and a de-risking shift to more defensive areas of the market in the second quarter.

The U.S. dollar was strong in the first half of the year — recording big gains of 17.1% against the euro, 7.9% in comparison to the British pound and 6.5% against the Australian dollar. The U.S. dollar was also up 1.4% when compared to the Canadian dollar. The only major currency that was stronger than the U.S dollar was the Japanese yen, which benefitted from its safe haven status and rose 4.9%.

International Value Fund underperformed its benchmark

Institutional Class shares of the International Value Fund returned -14.27% for the six months ended June 30, 2010, underperforming the -10.80% return of its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares also fared worse than the Index, returning -14.32%.

From a regional perspective, security selection in Emerging Markets and Pacific ex Japan had a negative impact on the Fund’s relative return. Security selection in Europe had a positive relative impact on Fund performance. Sectors that had the largest negative impact on relative returns were Consumer Discretionary, Materials and Financials, while Information Technology had the largest positive relative return in the period. Holding cash during the period had a small positive effect as did holding a different basket of currencies than the MSCI ACWI ex USA.

Market outlook

In our opinion, while the pace of economic growth is slowing, the long term outlook for many economies — especially the Emerging Markets — is still very much alive. Although China is slowing down, it is slowing from a very high annual growth rate of over 10%. The slowdown is mainly due to policy measures by the Chinese government to engineer an economic soft landing. Inflation worldwide is still not an issue at this point, although Central Banks in Australia and Canada have been proactive in raising interest rates. As government economic stimulus packages gradually phase out, it will be up to the private sector to continue to drive growth. Corporate earnings have been recovering, and the upcoming earnings season is eagerly awaited.

As long-term fundamental value investors, we are looking to take advantage of the vast company specific opportunities that are available as a result of market volatility and weakness. In this environment, we continue to seek high quality businesses that have strong balance sheets and are well managed. We believe these companies will be well positioned to provide positive returns for investors over the long term.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Value Team

Lauretta (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Value Fund

Growth of $1,000,000 Investment in Institutional Class

June 30, 2000 through June 30, 20102

Average Annual Total Returns — June 30, 20102

	6 months	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	-14.27%	5.97%	-11.73%	2.43%	2.67%	—
Advisor Class (Inception 9/13/2005)	-14.32%	5.88%	-11.88%	—	—	0.51%

COMPARATIVE PERFORMANCE	6 months	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[5]
MSCI ACWI ex USA[1]	-10.80%	10.87%	-10.28%	3.84%	2.29%	1.62%

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.97%	0.97%
Advisor	1.17	1.17

NOTES TO CHARTS

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

[3]	Before fee waivers and/or expense reimbursements.

[4]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11.

[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

EMERGING MARKETS FUND

After a positive start in the first quarter of 2010, Emerging Markets stock markets plunged in the second quarter as equity markets were hit by a combination of a European sovereign debt crisis, a possible slowdown in Chinese economic growth and increased concerns of a faltering of the global economic recovery. During the period, most emerging stock markets posted negative returns while eight of the ten sectors represented in the Fund’s benchmark, the MSCI Emerging Markets Index, recorded losses. The largest emerging markets all posted losses, with Brazil down 15.3% and Taiwan falling 12.8%. Falling commodity prices saw Russia decline 9.6%, while China and Korea posted losses of 6.0% and 3.9% respectively.

We believe that the recent decline in Emerging Markets equity markets has been caused primarily by concerns over the sustainability of global economic growth. This has led to increased volatility and a de-risking shift to more defensive areas of the market.

Emerging Markets Fund underperformed its benchmark

Institutional Class shares of the Emerging Markets Fund returned -8.45% for the six months ended June 30, 2010, underperforming the -6.04% return of its benchmark, the MSCI Emerging Markets Index. The Fund’s Advisor Class shares also fared worse than the Index, returning -8.62%.

From a regional perspective, security selection in Asia and Europe, Middle East and Africa had a negative impact on the Fund’s relative return. Sectors that had the largest negative impact on relative returns were Financials and Materials, while Consumer Discretionary had a positive relative return in the period. Holding cash during the period had a small negative effect, while holding a different basket of currencies than the MSCI Emerging Markets Index had a small positive effect.

Market outlook

Looking forward, we believe that the Emerging Markets will continue to be the engine of growth, while growth in the developed markets is likely to remain muted. Although export markets remain weaker than in recent years, we anticipate that governments across the emerging world will continue to use monetary and fiscal tools, including ambitious infrastructure programs, to promote internal consumption and stimulate domestic growth.

We believe that the emerging economies have not been as severely affected by the problems in the developed world and will continue to be healthy and offer the best opportunities for growth. Our research indicates that although valuations are not as cheap now as they were last year, they are still attractive when compared to the developed economies and when compared with their long term historical averages.

These factors continue to create many opportunities that we believe we can capture via both high quality domestic-oriented and leading global companies that are domiciled in emerging market countries.

Thank you for the opportunity to discuss our outlook for the emerging equity markets and for your continued trust and support.

For the Emerging Markets Team

Francisco Alzuru, CFA

Managing Director, Emerging Markets Research

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars.

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Emerging Markets Fund

Growth of $1,000,000 Investment in Institutional Class

June 30, 2000 through June 30, 20102

Average Annual Total Returns — June 30, 20102

	6 Months	1 Year	3 Years	5 Years	10 Years	Since Inception
Institutional Class (Inception 12/30/1996)	-8.45%	19.93%	-4.96%	10.37%	9.44%	—
Advisor Class (Inception 9/13/2005)	-8.62%	19.93%	-5.11%	—	—	7.65%

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	5 Years	10 Years	Since Advisor Class Inception[5]
MSCI Emerging Markets Index[1]	-6.04%	23.48%	-2.22%	13.07%	10.34%	9.88%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.67%	1.50%
Advisor	1.94	1.65

NOTES TO CHARTS

[1]	MSCI Emerging Markets Index is an unmanaged index that is designed to measure the equity market performance of emerging markets.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

[3]	Before fee waivers and/or expense reimbursements.

[4]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11.

[5]	The since-inception comparative performance figure shown for Advisor Class shares is calculated from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL GROWTH FUND

After a positive start in the first quarter of 2010, international stock markets plunged in the second quarter as equity markets were hit by a combination of a European sovereign debt crisis, a possible slowdown in Chinese economic growth and increased concerns of a faltering of the global economic recovery. During the period, nearly all major and emerging stock markets posted negative returns, while all ten sectors represented in the Fund’s benchmark, the MSCI ACWI ex USA, recorded losses.

We believe that the recent decline in international equity markets has been caused primarily by concerns over the sustainability of global economic growth. This has led to increased volatility and a de-risking shift to more defensive areas of the market in the second quarter.

The U.S. dollar was strong in the first half of the year – recording big gains of 17.1% against the euro, 7.9% in comparison to the British pound and 6.5% against the Australian dollar. The U.S. dollar was also up 1.4% when compared to the Canadian dollar. The only major currency that was stronger than the U.S dollar was the Japanese yen, which benefitted from its safe haven status and rose 4.9%.

International Growth Fund underperformed its benchmark

Institutional Class shares of the International Growth Fund returned -13.16% for the six months ended June 30, 2010, underperforming the –10.80% return of its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares also fared worse than the Index, returning -13.30%.

From a regional perspective, security selection in Emerging Markets and Canada had a negative impact on the Fund’s relative return. Security selection in Europe had a positive impact on relative performance. Sectors that had the largest negative impact on relative returns were Financials, Materials and Telecommunication Services, while Information Technology and Health Care had the largest positive relative returns in the period. Holding cash during the period had a small positive effect as did holding a different basket of currencies than the MSCI ACWI ex USA.

Market outlook

In our opinion, while the pace of economic growth is slowing, the long term outlook for many economies – especially the Emerging Markets – is still very much alive. Although China is slowing down, it is slowing from a very high annual growth rate of over 10%. The slowdown is mainly due to policy measures by the Chinese government to engineer an economic soft landing. Inflation worldwide is still not an issue at this point, although Central Banks in Australia and Canada have been proactive in raising interest rates. As government economic stimulus packages gradually phase out, it will be up to the private sector to continue to drive growth. Corporate earnings have been recovering and the upcoming earnings season is eagerly awaited.

Focusing on high quality names with good secular growth potential should stand us in good stead. Maintaining a well diversified portfolio of high quality international companies should prove beneficial as investors return to equities and global economic growth remains positive.

Thank you for the opportunity to discuss our outlook for the international equity markets and for your continued trust and support.

For the International Growth Team

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Growth Fund

Growth of $1,000,000 Investment in Institutional Class

June 23, 2003 (inception) through June 30, 20102

Average Annual Total Returns — June 30, 20102

	6 Months	1 Year	3 Years	5 Years	Since Inception
Institutional Class (Inception 6/23/2003)	-13.16%	8.08%	-11.44%	2.56%	7.12%
Advisor Class (Inception 9/13/2005)	-13.30%	7.85%	-11.62%	—	0.28%

					Since Inception[5]

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	5 Years	Institutional Class	Advisor Class
MSCI ACWI ex USA[1]	-10.80%	10.87%	-10.28%	3.84%	9.36%	1.62%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	0.88%	0.88%
Advisor	1.04	1.04

NOTES TO CHARTS

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

[3]	Before fee waivers and/or expense reimbursements.

[4]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11.

[5]	The since-inception comparative performance figures shown for each Class of Fund shares are calculated as follows: Institutional Class from 7/1/03; Advisor Class from 10/1/05.

PORTFOLIO MANAGEMENT REVIEW

INTERNATIONAL CORE FUND

Special Notice: The Hansberger International Series Board of Trustees have determined that given the Fund’s current size and limited prospects for future growth, the Fund is not likely to reach sufficient size to become economically viable in the foreseeable future. Therefore, the Board concluded that it is in the best interests of shareholders to liquidate the Fund. The Fund will be liquidating its assets on or about August 31, 2010.

The following is a discussion of the factors that materially affected the Fund’s performance during the report period ended June 30, 2010. Because the Fund is being liquidated, the discussion does not include forward looking comments.

After a positive start in the first quarter of 2010, international stock markets plunged in the second quarter as equity markets were hit by a combination of a European sovereign debt crisis, a possible slowdown in Chinese economic growth and increased concerns of a faltering of the global economic recovery. During the period, nearly all major and emerging stock markets posted negative returns while all ten sectors represented in the Fund’s benchmark, the MSCI ACWI ex USA, recorded losses.

We believe that the recent decline in international equity markets has been caused primarily by concerns over the sustainability of global economic growth. This has led to increased volatility and a de-risking shift to more defensive areas of the market in the second quarter.

The U.S. dollar was strong in the first half of the year – recording big gains of 17.1% against the euro, 7.9% in comparison to the British pound and 6.5% against the Australian dollar. The U.S. dollar was also up 1.4% when compared to the Canadian dollar. The only major currency that was stronger than the U.S dollar was the Japanese yen, which benefitted from its safe haven status and rose 4.9%.

International Core Fund underperformed its benchmark

Institutional Class shares of the International Core Fund returned -13.87% for the six months ended June 30, 2010, underperforming the -10.80% return of its benchmark, the MSCI ACWI ex USA. The Fund’s Advisor Class shares also fared worse than the Index, returning -13.94%.

From a regional perspective, security selection in Emerging Markets and Canada had a negative impact on the Fund’s relative return. Security selection in Europe had a positive relative impact on Fund performance. Sectors that had the largest negative impact on relative returns were Financials, Materials and Industrials, while Information Technology had the largest positive relative return in the period. Holding cash during the period had a small positive effect as did holding a different basket of currencies than the MSCI ACWI ex USA.

For the International Core Fund Team

Lauretta A. (“Retz”) Reeves, CFA

Co-Chief Investment Officer, Value Team

Hansberger Global Investors, Inc.

Thomas R.H. Tibbles, CFA

Chief Investment Officer, Growth Team

Hansberger Global Investors, Inc.

Unless otherwise noted, all returns cited above are expressed in U.S. dollars

The charts comparing the Fund’s performance to an index provide you with a general sense of how it performed. The Fund’s total return for the period shown below includes Fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

International Core Fund

Growth of $1,000,000 Investment in Institutional Class

September 13, 2005 (inception) through June 30, 20102

Average Annual Total Returns —  June 30, 20102

	6 Months	1 Year	3 Years	Since Inception
Institutional Class (Inception 9/13/2005)	-13.87%	6.58%	-11.77%	0.59%
Advisor Class (Inception 9/13/2005)	-13.94%	6.49%	-11.88%	0.45%

COMPARATIVE PERFORMANCE	6 Months	1 Year	3 Years	Since Inception[5]
MSCI ACWI ex USA[1]	-10.80%	10.87%	-10.28%	1.62%

All results represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary, and you may have a gain or loss when you sell your shares. All results include reinvestment of dividends and capital gains. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, call 1-800-414-6927.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

WHAT YOU SHOULD KNOW

While the fund can help investors diversify their portfolios internationally, it is subject to risks associated with foreign investments, including currency fluctuations, different political and economic conditions, and different accounting standards.

EXPENSE RATIOS AS STATED IN THE MOST RECENT PROSPECTUS

Share Class	Gross Expense Ratio[3]	Net Expense Ratio[4]
Institutional	1.22%	1.22%
Advisor	1.40	1.40

NOTES TO CHARTS

[1]	MSCI All Country World Index (ACWI) ex USA is an unmanaged index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

[3]	Before fee waivers and/or expense reimbursements.

[4]	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11.

[5]	The since-inception comparative performance figure shown is calculated from 10/1/05.

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

If you wish to communicate with the Funds’ Board of Trustees, you may do so by writing to: Secretary of the Funds, Natixis Asset Management Advisors, L.P., 399 Boylston Street, Boston, MA 02116.

The correspondence must a) be in writing; b) be signed by the shareholder; c) include the shareholder’s name and address; and d) identify the Fund, account number, share class, and number of shares held in that Fund, as of a recent date.

Or by e-mail at:

secretaryofthefunds@ga.natixis.com

(Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)

Please note: Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public, personal information in an e-mail communication because this information may be viewed by others.

For more complete information on any Hansberger Fund, contact your financial professional or call Hansberger Funds at 800-414-6927 and ask for a free prospectus, which contains more complete information, including charges and other ongoing expenses. Investors should consider a fund’s objective, risks and expenses carefully before investing. This and other fund information can be found in the prospectus. Please read the prospectus carefully before investing.

PROXY VOTING INFORMATION

A description of the funds’ proxy voting policies and procedures is available without charge, upon request, by calling Hansberger Funds at 800-414-6927; at www.ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available by calling 1-800-414-6927.

QUARTERLY PORTFOLIO SCHEDULES

The funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder you incur ongoing costs, including management fees and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table for each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from January 1, 2010 through June 30, 2010. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table for each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table of each Fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different Funds.

INTERNATIONAL VALUE FUND	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
INSTITUTIONAL CLASS
Actual	$1,000.00	$857.30	$4.74
Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.16
ADVISOR CLASS
Actual	$1,000.00	$856.80	$5.48
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.03% and 1.19% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

EMERGING MARKETS FUND	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
INSTITUTIONAL CLASS
Actual	$1,000.00	$915.50	$6.70
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05
ADVISOR CLASS
Actual	$1,000.00	$913.80	$7.40
Hypothetical (5% return before expenses)	$1,000.00	$1,017.06	$7.80

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.41% and 1.56% for Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL GROWTH FUND	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
INSTITUTIONAL CLASS
Actual	$1,000.00	$868.40	$4.03
Hypothetical (5% return before expenses)	$1,000.00	$1,020.48	$4.36
ADVISOR CLASS
Actual	$1,000.00	$867.00	$5.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61

*	Expenses are equal to the Fund’s annualized expense ratio: 0.87% and 1.12% for the Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

INTERNATIONAL CORE FUND	BEGINNING ACCOUNT VALUE 1/1/2010	ENDING ACCOUNT VALUE 6/30/2010	EXPENSES PAID DURING PERIOD* 1/1/2010 – 6/30/2010
INSTITUTIONAL CLASS
Actual	$1,000.00	$861.30	$5.45
Hypothetical (5% return before expenses)	$1,000.00	$1,018.94	$5.91
ADVISOR CLASS
Actual	$1,000.00	$860.60	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.31

*	Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 1.18%, and 1.26% for the Institutional and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the half-year period).

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Funds’ advisory agreement (the “Agreement”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement, typically for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups and categories of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees, and other expenses, including information comparing the Funds’ expenses to the fees charged to institutional accounts with similar strategies managed by the Adviser and to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreement to the Adviser and (v) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser’s financial results and/or financial condition, (ii) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (iii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iv) the procedures employed to determine the value of the Funds’ assets, (v) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vii) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (viii) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board of Trustees that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and fee differentials against each Fund’s category of funds, performance ratings provided by a third-party, total return information for various periods, and third-party performance rankings for various periods comparing the Fund against its category. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review and Governance Committee and/or the full Board of Trustees, and Funds identified as presenting possible performance concerns may be subject to more frequent board presentations and reviews. In addition, each quarter the Trustees are provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in June 2010. The Agreement was continued for a one-year period for the Funds. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the administrative services provided by Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) and its affiliates to the Funds.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of each Fund over various time periods, including information which compared the performance of each Fund to the performance of peer groups and categories of funds and each Fund’s respective performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics, including metrics which also measured the performance of the Funds on a risk adjusted basis.

With respect to each Fund, the Board concluded that the Fund’s performance or other relevant factors supported the renewal of the Agreement relating to that Fund. In the case of the Hansberger Emerging Markets Fund, the Board noted that while the Fund had performance that lagged that of a relevant peer group and/or category for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreement. These factors included the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Fund’s Adviser that were reasonable and consistent with the Fund’s investment objective and policies; and (2) that the Fund had strong absolute performance for its most recent 1-year period.

The Trustees also considered the Adviser’s performance and reputation generally, the Funds’ performance as a fund family generally (as noted by certain financial publications), and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Funds and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage and the greater regulatory costs associated with the management of mutual fund assets. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation. The Trustees also noted that all of the Funds have expense caps in place and they considered the amounts waived or reimbursed by the Adviser under these caps. The Trustees noted that the Hansberger Emerging Markets Fund had an advisory fee rate that was above the median of a peer group of funds. The Trustees considered the circumstances that accounted for such relatively higher fees. The Trustees noted that the Fund’s advisory fee rate was only slightly above its peer group median, and that although the Fund’s advisory fee rate was above its peer group median, the Fund is subject to an expense cap which had the effect of reducing the advisory fee.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates’ relationships with the Funds, and information about the allocation of expenses used to calculate profitability. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the relevant Funds, the expense levels of the Funds, and whether the Adviser had implemented breakpoints and/or expense caps with respect to such Funds.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense waivers or caps. The Trustees noted that each of the Funds was subject to an expense waiver or cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

—	the effect of recent market and economic turmoil on the performance, asset levels and expense ratios of each Fund.

—

whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

—

the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering administrative services.

—

so-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, administrative and brokerage services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

—	the Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreement should be continued through June 30, 2011.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 97.4% of Net Assets
	Australia — 3.3%
294,246	BlueScope Steel Ltd.(b)	$511,537
19,780	Commonwealth Bank of Australia	799,656
52,909	Westpac Banking Corp.	932,598

		2,243,791

	Brazil — 5.5%
78,612	Companhia Energetica de Minas Gerais, Sponsored Preference ADR	1,153,238
64,547	Gafisa SA, ADR	781,664
21,786	Petroleo Brasileiro SA, Sponsored Preference ADR	649,223
52,841	Vale SA, Sponsored Preference ADR	1,110,718

		3,694,843

	Canada — 5.8%
28,454	Bank of Nova Scotia	1,311,041
12,853	Canadian National Railway Co.	737,505
35,015	Suncor Energy, Inc.	1,030,842
28,164	Teck Resources Ltd., Class B	833,091

		3,912,479

	China — 10.1%
941,000	China Construction Bank Corp., Class H	757,517
267,000	China Shenhua Energy Co. Ltd., Class H	963,257
2,209,600	China State Construction International Holdings Ltd.	671,496
1,931,024	Denway Motors Ltd.	909,268
2,255,000	GOME Electrical Appliances Holdings Ltd.(b)	677,638
1,000,000	Industrial and Commercial Bank of China Ltd., Class H	728,125
98,500	Ping An Insurance (Group) Co. of China Ltd., Class H(c)	808,679
199,800	Weichai Power Co. Ltd., Class H	1,286,326

		6,802,306

	France — 8.5%
29,663	ArcelorMittal	795,614
18,513	BNP Paribas, 144A	996,013
19,772	Carrefour SA	784,306
19,093	GDF Suez	543,207
15,973	Groupe Danone	856,315
6,146	PPR	763,474
21,436	Total SA	956,877

		5,695,806

	Germany — 5.5%
14,579	Adidas AG	705,840
10,421	Bayer AG	582,340
25,549	SAP AG	1,136,093
13,997	Siemens AG, (Registered)	1,251,887

		3,676,160

	Hong Kong — 0.9%
110,200	Esprit Holdings Ltd.	593,318

	Italy — 1.4%
49,800	ENI SpA	914,131

	Japan — 14.0%
159,000	Bank of Yokohama (The) Ltd.	727,340

Shares	Description	Value (†)

	Japan — continued
28,600	Canon, Inc.	$1,065,906
75,900	Mitsui & Co. Ltd.	885,432
4,100	Nintendo Co. Ltd.	1,203,797
140,100	Nomura Holdings, Inc., 144A	765,434
24,400	Shin-Etsu Chemical Co. Ltd.	1,134,483
89,300	Sumitomo Corp.	891,839
141,000	Sumitomo Trust & Banking Co. Ltd.	717,854
44,500	THK Co. Ltd.	920,661
17,140	Yamada Denki Co. Ltd.	1,119,924

		9,432,670

	Korea — 3.1%
21,797	KB Financial Group, Inc.	835,496
2,044	Samsung Electronics Co. Ltd.	1,282,025

		2,117,521

	Mexico — 1.6%
22,542	America Movil SAB de CV, Series L, ADR	1,070,745

	Norway — 1.3%
56,802	Subsea 7, Inc.(b)	851,612

	Russia — 3.8%
44,989	Gazprom, Sponsored ADR	846,243
14,532	LUKOIL, Sponsored ADR	748,398
63,797	MMC Norilsk Nickel, ADR	926,333

		2,520,974

	Singapore — 1.4%
98,600	DBS Group Holdings Ltd.	956,901

	South Africa — 1.2%
59,482	MTN Group Ltd.	779,520

	Spain — 2.1%
71,406	Banco Santander Central Hispano SA	748,776
12,184	Industria de Diseno Textil SA (Inditex)	694,748

		1,443,524

	Sweden — 2.8%
80,779	Sandvik AB	985,337
79,018	Telefonaktiebolaget LM Ericsson, Class B	876,485

		1,861,822

	Switzerland — 9.5%
67,189	ABB Ltd., (Registered)(b)	1,169,801
19,696	Credit Suisse Group, (Registered)	740,515
10,204	Lonza Group AG, (Registered)	679,376
29,122	Nestle SA, (Registered)	1,404,229
14,505	Novartis AG, (Registered)	702,957
7,638	Roche Holding AG	1,051,307
2,827	Syngenta AG, (Registered)	653,083

		6,401,268

	Taiwan — 1.5%
546,893	Taiwan Semiconductor Manufacturing Co. Ltd.	1,022,166

	United Kingdom — 14.1%
250,894	Barclays PLC	1,001,445
42,507	BHP Billiton PLC	1,102,145
1,783,317	DSG International PLC(b)	654,233
73,635	Eurasian Natural Resources Corp.	936,995
91,797	HSBC Holdings PLC	841,625
181,259	ICAP PLC	1,086,416
314,437	Man Group PLC	1,042,329

See accompanying notes to financial statements.

INTERNATIONAL VALUE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

	United Kingdom — continued
56,409	Standard Chartered PLC	$1,373,582
106,547	Tesco PLC	601,076
409,084	Vodafone Group PLC	842,914

		9,482,760

	Total Common Stocks (Identified Cost $64,912,977)	65,474,317

Preferred Stocks — 1.1%
	Germany — 1.1%
14,741	Henkel AG & Co. KGaA (Identified Cost $483,585)	719,813

Principal Amount
Short-Term Investments — 0.9%
$624,760	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2010 at 0.000% to be repurchased at $624,760 on 7/01/2010, collateralized by $640,000 Federal National Mortgage Association, 2.000% due 12/16/2013 valued at $640,800 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $624,760)	624,760

	Total Investments — 99.4% (Identified Cost $66,021,322)(a)	66,818,890
	Other assets less liabilities — 0.6%	399,490

	Net Assets — 100.0%	$67,218,380

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.): At June 30, 2010, the net unrealized appreciation on investments based on a cost of $66,021,322 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,477,924
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(5,680,356)

	Net unrealized appreciation	$797,568

(b)	Non-income producing security.

(c)	Fair valued security by the Fund’s investment adviser. At June 30, 2010 the value of this security amounted to $808,679 or 1.2% of net assets.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $170,736 or 0.3% of net assets.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2010 (Unaudited)

Commercial Banks	19.0%
Metals & Mining	9.2
Oil, Gas & Consumable Fuels	9.1
Specialty Retail	5.5
Capital Markets	5.3
Machinery	4.8
Wireless Telecommunication Services	4.1
Software	3.5
Pharmaceuticals	3.5
Semiconductors & Semiconductor Equipment	3.4
Food Products	3.4
Chemicals	2.7
Trading Companies & Distributors	2.6
Food & Staples Retailing	2.1
Other Investments, less than 2% each	20.3
Short-Term Investments	0.9

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

Currency Exposure at June 30, 2010 as a Percentage of Net Assets (Unaudited)

Euro	18.6%
United States Dollar	15.6
Japanese Yen	14.0
British Pound	12.8
Hong Kong Dollar	12.3
Swiss Franc	9.5
Australian Dollar	3.3
South Korean Won	3.1
Swedish Krona	2.8
Canadian Dollar	2.0
Other, less than 2% each	5.4

Total Investments	99.4
Other assets less liabilities	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 88.8% of Net Assets
	Brazil — 11.8%
25,602	Banco Bradesco SA, Sponsored Preference ADR	$406,048
19,557	Banco do Brasil SA	267,080
43,618	Companhia Brasileira de Meios de Pagamento	367,309
19,905	Companhia Energetica de Minas Gerais	214,489
65,110	Gafisa SA	389,578
33,787	Hypermarcas SA(b)	433,896
14,018	Natura Cosmeticos SA	310,648
36,874	Petroleo Brasileiro SA, ADR	1,265,516
73,779	Vale SA, Sponsored Preference ADR	1,550,835

		5,205,399

	China — 17.2%
303,000	Belle International Holdings Ltd.	430,631
256,000	China Communications Construction Co. Ltd., Class H	232,275
593,000	China Construction Bank Corp., Class H	477,373
98,100	China Mobile Ltd.	971,786
458,000	China Petroleum & Chemical Corp., Class H	370,018
140,500	China Shenhua Energy Co. Ltd., Class H	506,882
254,000	China Shipping Development Co. Ltd., Class H	320,435
801,000	CNOOC Ltd.	1,357,371
386,400	Denway Motors Ltd.	181,945
360,000	Dongfeng Motor Group Co. Ltd., Class H	414,394
1,333,000	GOME Electrical Appliances Holdings Ltd.(b)	400,572
635,000	Industrial and Commercial Bank of China Ltd., Class H	462,360
129,500	Parkson Retail Group Ltd.	218,283
73,000	Ping An Insurance (Group) Co. of China Ltd., Class H(c)	599,326
17,500	Tencent Holdings Ltd.	289,927
54,800	Weichai Power Co. Ltd., Class H	352,806

		7,586,384

	Egypt — 0.5%
5,433	Orascom Construction Industries	214,396

	India — 8.6%
8,288	Bharat Heavy Electricals Ltd.	436,010
64,252	Cairn India Ltd.(b)	416,531
17,383	Educomp Solutions Ltd.	197,432
7,560	Housing Development Finance Corp. Ltd.	478,137
11,028	ICICI Bank Ltd., Sponsored ADR	398,552
17,580	Infosys Technologies Ltd.	1,048,501
12,544	Larsen & Toubro Ltd.	485,252
48,442	Sesa Goa Ltd.	364,877

		3,825,292

	Indonesia — 4.0%
101,500	PT Astra International Tbk	536,274
719,000	PT Bank Mandiri Tbk	471,137
2,152,500	PT Ramayana Lestari Sentosa Tbk	226,242
262,500	PT United Tractors Tbk	538,032

		1,771,685

	Korea — 11.5%
2,664	Hyundai Motor Co.	311,711

Shares	Description	Value (†)

	Korea — continued
18,760	KB Financial Group, Inc.	$719,085
1,749	LG Chem Ltd.	438,633
1,741	Lotte Shopping Co. Ltd.	499,922
1,521	POSCO	576,323
2,999	Samsung Electronics Co. Ltd.	1,881,014
2,818	Samsung Fire & Marine Insurance Co. Ltd.	447,319
460	Shinsegae Co. Ltd.	198,754

		5,072,761

	Malaysia — 1.0%
195,300	Bumiputra-Commerce Holdings Bhd	420,495

	Mexico — 7.3%
21,762	America Movil SAB de CV, Series L, ADR	1,033,695
22,835	Cemex SAB de CV, Sponsored ADR(b)	220,815
53,155	Desarrolladora Homex SAB de CV(b)	223,379
87,796	Empresas ICA SAB de CV(b)	207,321
5,209	Fomento Economico Mexicano, SAB de CV, Sponsored ADR	224,768
81,517	Grupo Financiero Banorte SAB de CV	308,847
178,994	Grupo Mexico SAB de CV, Series B	424,889
9,958	Grupo Televisa SA, Sponsored ADR	173,369
191,784	Wal-Mart de Mexico SAB de CV, Series V	424,850

		3,241,933

	Peru — 0.9%
4,608	Credicorp Ltd.	418,821

	Russia — 7.9%
5,944	Evraz Group SA, GDR, (Registered)(b)	140,457
21,237	Gazprom, Sponsored ADR	399,468
22,322	LUKOIL, Sponsored ADR	1,149,583
8,981	Mechel, Sponsored ADR	162,915
26,891	MMC Norilsk Nickel, ADR	390,457
16,440	Mobile Telesystems, Sponsored ADR(b)	314,991
227,771	Sberbank	547,231
21,505	Uralkali, Sponsored GDR	382,747

		3,487,849

	South Africa — 6.2%
115,680	Clicks Group Ltd.	508,896
33,347	Impala Platinum Holdings Ltd.	776,120
4,989	Kumba Iron Ore Ltd.	206,225
25,779	MTN Group Ltd.	337,837
13,139	Naspers Ltd., N Shares	442,462
26,458	Shoprite Holdings Ltd.	284,448
14,513	Standard Bank Group Ltd.	192,458

		2,748,446

	Taiwan — 8.2%
28,113	Asustek Computer, Inc.	207,083
473,773	Chinatrust Financial Holding Co. Ltd.	258,871
169,140	Formosa Plastics Corp.	355,540
135,519	HON HAI Precision Industry Co. Ltd.(b)	475,017
33,084	MediaTek, Inc.	461,779
75,668	Pegatron Corp.(b)	70,766
117,965	President Chain Store Corp.	348,123
785,886	Taiwan Semiconductor Manufacturing Co. Ltd.	1,468,855

		3,646,034

	Thailand — 1.0%
113,400	Bangkok Bank PLC, (Registered)	443,407

See accompanying notes to financial statements.

EMERGING MARKETS FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

	Turkey — 0.8%
80,434	Turkiye Garanti Bankasi A/S	$334,737

	United Kingdom — 1.9%
29,727	Eurasian Natural Resources Corp.	378,272
18,968	Standard Chartered PLC	469,035

		847,307

	Total Common Stocks (Identified Cost $35,911,091)	39,264,946

Preferred Stocks — 2.5%
	Brazil — 2.5%
21,305	Itau Unibanco Banco Multiplo SA	383,608
9,951	Ultrapar Participacoes SA	476,270
8,592	Usinas Siderurgicas de Minas Gerias SA, Class A	229,009

	Total Preferred Stocks (Identified Cost $863,349)	1,088,887

Principal Amount
Short-Term Investments — 8.7%
$3,853,859	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2010 at 0.000% to be repurchased at $3,853,859 on 7/01/2010, collateralized by $3,475,000 Federal Home Loan Mortgage Corp., 4.750% due 11/17/2015 valued at $3,935,438 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $3,853,859)	3,853,859

	Total Investments — 100.0% (Identified Cost $40,628,299)(a)	44,207,692
	Other assets less liabilities — 0.0%	10,723

	Net Assets — 100.0%	$44,218,415

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2010, the net unrealized appreciation on investments based on a cost of $40,628,299 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$6,698,139
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(3,118,746)

	Net unrealized appreciation	$3,579,393

(b)	Non-income producing security.

(c)	Fair valued security by the Fund’s investment adviser. At June 30, 2010 the value of this security amounted to $599,326 or 1.4% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2010 (Unaudited)

Commercial Banks	15.8%
Oil, Gas & Consumable Fuels	13.5
Metals & Mining	11.8
Semiconductors & Semiconductor Equipment	8.6
Wireless Telecommunication Services	6.0
Multiline Retail	3.3
Automobiles	3.2
IT Services	3.2
Food & Staples Retailing	2.8
Chemicals	2.7
Construction & Engineering	2.6
Insurance	2.4
Machinery	2.0
Other Investments, less than 2% each	13.4
Short-Term Investments	8.7

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

Currency Exposure at June 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	29.5%
Hong Kong Dollar	18.2
South Korean Won	11.5
New Taiwan Dollar	8.2
Indian Rupee	7.7
Brazilian Real	7.0
South African Rand	6.2
Indonesian Rupiah	4.0
Mexican Peso	3.6
Other, less than 2% each	4.1

Total Investments	100.0
Other assets less liabilities	0.0

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 99.4% of Net Assets
	Australia — 5.9%
274,426	BHP Billiton Ltd.	$8,537,271
234,884	CSL Ltd.	6,413,142
168,410	Macquarie Group Ltd.	5,176,332
158,279	Rio Tinto Ltd.	8,704,458

		28,831,203

	Belgium — 1.8%
179,046	Anheuser-Busch InBev NV	8,608,750

	Brazil — 5.9%
372,903	Companhia Energetica de Minas Gerais, Sponsored Preference ADR	5,470,487
425,710	Itau Unibanco Holding SA, Preference ADR	7,667,037
193,401	Petroleo Brasileiro SA, ADR	6,637,523
379,203	Vale SA, Sponsored ADR	9,233,593

		29,008,640

	Canada — 5.7%
128,773	Bank of Nova Scotia	5,926,133
374,628	Cameco Corp.	7,972,084
480,892	Manulife Financial Corp.	7,011,405
229,006	Suncor Energy, Inc.	6,741,937

		27,651,559

	Chile — 1.0%
155,856	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	5,082,464

	China — 9.7%
8,358,000	Agile Property Holdings Ltd.	8,570,133
6,115,000	China Communications Construction Co. Ltd., Class H	5,548,277
2,556,550	China Merchants Bank Co. Ltd., Class H	6,116,033
8,444,000	Industrial and Commercial Bank of China Ltd., Class H	6,148,291
95,984	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	8,944,749
4,762,000	PetroChina Co. Ltd., Class H	5,255,068
407,900	Tencent Holdings Ltd.	6,757,779

		47,340,330

	Denmark — 2.6%
78,026	Novo Nordisk A/S, Class B	6,303,931
152,210	Vestas Wind Systems A/S(b)	6,334,386

		12,638,317

	France — 6.3%
389,861	AXA SA	5,955,939
132,810	BNP Paribas, 144A	7,145,275
157,647	Electricite de France	5,997,931
89,207	Iliad SA	6,927,261
107,550	Total SA, Sponsored ADR	4,801,032

		30,827,438

	Germany — 5.6%
158,329	Adidas AG	7,665,479
206,255	Aixtron AG	4,876,130
94,602	Deutsche Boerse AG	5,747,398
62,402	Wacker Chemie AG	9,039,099

		27,328,106

Shares	Description	Value (†)

	Hong Kong — 3.1%
1,347,347	Esprit Holdings Ltd.	$7,254,134
1,805,075	Li & Fung Ltd.	8,098,835

		15,352,969

	India — 1.8%
61,287	HDFC Bank Ltd., ADR	8,762,202

	Israel — 1.3%
125,465	Teva Pharmaceutical Industries Ltd., Sponsored ADR	6,522,925

	Italy — 1.2%
191,010	Saipem SpA	5,817,821

	Japan — 12.6%
167,700	Canon, Inc.	6,250,086
78,000	FANUC Ltd.	8,807,959
44,100	Fast Retailing Co. Ltd.	6,672,970
327,000	NGK Insulators Ltd.	5,093,033
111,800	Shin-Etsu Chemical Co. Ltd.	5,198,162
49,600	SMC Corp.	6,635,077
2,515	Sony Financial Holdings, Inc.	8,389,430
218,900	Toyota Motor Corp.	7,521,107
103,670	Yamada Denki Co. Ltd.	6,773,775

		61,341,599

	Korea — 1.8%
27,005	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	8,553,834

	Mexico — 1.3%
289,872	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	6,400,374

	Russia — 1.0%
270,704	Gazprom, Sponsored ADR	5,091,942

	South Africa — 1.1%
421,013	MTN Group Ltd.	5,517,435

	Spain — 1.1%
503,543	Banco Santander Central Hispano SA	5,280,242

	Sweden — 3.4%
478,511	Atlas Copco AB, Class A	6,996,152
118,952	Millicom International Cellular SA	9,643,439

		16,639,591

	Switzerland — 7.3%
304,524	ABB Ltd., (Registered)(b)	5,301,946
135,875	Credit Suisse Group, (Registered)	5,108,524
432,944	Logitech International SA, (Registered)(b)	5,805,779
137,846	Nestle SA, (Registered)	6,646,773
117,275	Novartis AG, (Registered)	5,683,510
50,553	Roche Holding AG	6,958,198

		35,504,730

	United Kingdom — 17.9%
136,411	Anglo American PLC(b)	4,753,267
2,191,519	ARM Holdings PLC	9,070,446
493,175	Autonomy Corp. PLC(b)	13,443,147
474,922	BG Group PLC	7,063,441
899,968	British Sky Broadcasting PLC	9,397,275
138,606	HSBC Holdings PLC, Sponsored ADR	6,319,047
1,018,260	Prudential PLC	7,680,336
644,777	Smith & Nephew PLC	6,091,564
281,602	Standard Chartered PLC	6,857,125

See accompanying notes to financial statements.

INTERNATIONAL GROWTH FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

1,215,020	Tesco PLC	$6,854,429
321,188	Vedanta Resources PLC	10,091,527

		87,621,604

	Total Common Stocks (Identified Cost $480,515,123)	485,724,075

Principal Amount
Short-Term Investments — 1.0%
$4,739,225	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2010 at 0.000% to be repurchased at $4,739,225 on 7/01/2010, collateralized by $4,830,000 Federal National Mortgage Association, 2.000% due 12/16/2013 valued at $4,836,038 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,739,225)	4,739,225

	Total Investments — 100.4% (Identified Cost $485,254,348)(a)	490,463,300
	Other assets less liabilities — (0.4)%	(1,741,599)

	Net Assets — 100.0%	$488,721,701

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
	At June 30, 2010, the net unrealized appreciation on investments based on a cost of $485,258,363 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$50,425,961
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(45,221,024)

	Net unrealized appreciation	$5,204,937

(b)	Non-income producing security.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $4,930,536 or 1.0% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2010 (Unaudited)

Commercial Banks	12.4%
Oil, Gas & Consumable Fuels	8.8
Metals & Mining	8.5
Insurance	6.0
Machinery	5.6
Pharmaceuticals	5.2
Semiconductors & Semiconductor Equipment	4.7
Specialty Retail	4.3
Chemicals	3.9
Wireless Telecommunication Services	3.1
Software	2.7
Food & Staples Retailing	2.7
Electrical Equipment	2.4
Electric Utilities	2.3
Capital Markets	2.1
Other Investments, less than 2% each	24.7
Short-Term Investments	1.0

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

Currency Exposure at June 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	28.1%
British Pound	16.6
Euro	15.0
Japanese Yen	12.6
Hong Kong Dollar	11.0
Swiss Franc	6.1
Australian Dollar	5.9
Danish Krone	2.6
Other, less than 2% each	2.5

Total Investments	100.4
Other assets less liabilities	(0.4)

Net Assets	100.0%

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

Common Stocks — 98.2% of Net Assets
	Australia — 4.6%
5,880	BHP Billiton Ltd.	$182,924
45,806	BlueScope Steel Ltd.(b)	79,632
3,079	Commonwealth Bank of Australia	124,476
5,033	CSL Ltd.	137,418
3,607	Macquarie Group Ltd.	110,867
3,392	Rio Tinto Ltd.	186,541
8,236	Westpac Banking Corp.	145,172

		967,030

	Belgium — 0.9%
3,837	Anheuser-Busch InBev NV	184,488

	Brazil — 5.7%
20,227	Companhia Energetica de Minas Gerais, Sponsored Preference ADR	296,730
10,048	Gafisa SA, ADR	121,681
9,121	Itau Unibanco Holding SA, Preference ADR	164,269
4,144	Petroleo Brasileiro SA, ADR	142,222
3,500	Petroleo Brasileiro SA, Sponsored Preference ADR	104,300
8,125	Vale SA, Sponsored ADR	197,844
8,226	Vale SA, Sponsored Preference ADR	172,911

		1,199,957

	Canada — 5.7%
7,188	Bank of Nova Scotia	331,039
8,025	Cameco Corp.	170,772
2,000	Canadian National Railway Co.	114,760
10,304	Manulife Financial Corp.	150,232
10,357	Suncor Energy, Inc.	304,910
4,381	Teck Resources Ltd., Class B	129,590

		1,201,303

	Chile — 0.5%
3,339	Sociedad Quimica y Minera de Chile SA, Sponsored ADR	108,885

	China — 9.9%
180,000	Agile Property Holdings Ltd.	184,569
131,000	China Communications Construction Co. Ltd., Class H	118,859
147,000	China Construction Bank Corp., Class H	118,337
54,900	China Merchants Bank Co. Ltd., Class H	131,337
41,500	China Shenhua Energy Co. Ltd., Class H	149,720
343,600	China State Construction International Holdings Ltd.	104,420
300,000	Denway Motors Ltd.	141,262
351,000	GOME Electrical Appliances Holdings Ltd.(b)	105,477
336,000	Industrial and Commercial Bank of China Ltd., Class H	244,650
2,056	New Oriental Education & Technology Group, Inc., Sponsored ADR(b)	191,599
102,000	PetroChina Co. Ltd., Class H	112,561
15,000	Ping An Insurance (Group) Co. of China Ltd., Class H(c)	123,149
8,800	Tencent Holdings Ltd.	145,792
31,400	Weichai Power Co. Ltd., Class H	202,155

		2,073,887

Shares	Description	Value (†)

	Denmark — 1.3%
1,671	Novo Nordisk A/S, Class B	$135,005
3,261	Vestas Wind Systems A/S(b)	135,710

		270,715

	France — 7.3%
4,618	ArcelorMittal	123,863
8,354	AXA SA	127,625
5,589	BNP Paribas, 144A	300,692
3,078	Carrefour SA	122,097
3,378	Electricite de France	128,521
2,972	GDF Suez	84,555
2,486	Groupe Danone	133,275
1,912	Iliad SA	148,474
957	PPR	118,881
5,646	Total SA, Sponsored ADR	252,038

		1,540,021

	Germany — 5.5%
5,663	Adidas AG	274,173
4,206	Aixtron AG	99,435
1,623	Bayer AG	90,696
2,027	Deutsche Boerse AG	123,147
3,960	SAP AG, Sponsored ADR	175,428
2,179	Siemens AG, (Registered)	194,889
1,337	Wacker Chemie AG	193,668

		1,151,436

	Hong Kong — 2.0%
46,044	Esprit Holdings Ltd.	247,901
38,000	Li & Fung Ltd.	170,495

		418,396

	India — 0.9%
1,313	HDFC Bank Ltd., ADR	187,720

	Israel — 0.7%
2,688	Teva Pharmaceutical Industries Ltd., Sponsored ADR	139,749

	Italy — 1.3%
7,752	ENI SpA	142,296
4,093	Saipem SpA	124,666

		266,962

	Japan — 13.2%
25,000	Bank of Yokohama (The) Ltd.	114,362
8,100	Canon, Inc.	301,882
1,700	FANUC Ltd.	191,968
900	Fast Retailing Co. Ltd.	136,183
11,700	Mitsui & Co. Ltd.	136,490
7,000	NGK Insulators Ltd.	109,025
600	Nintendo Co. Ltd.	176,165
21,800	Nomura Holdings, Inc.	119,104
6,200	Shin-Etsu Chemical Co. Ltd.	288,270
1,100	SMC Corp.	147,149
54	Sony Financial Holdings, Inc.	180,131
13,900	Sumitomo Corp.	138,819
22,000	Sumitomo Trust & Banking Co. Ltd.	112,006
6,900	THK Co. Ltd.	142,754
4,700	Toyota Motor Corp.	161,486
4,870	Yamada Denki Co. Ltd.	318,205

		2,773,999

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2010 (Unaudited)

Shares	Description	Value (†)

	Korea — 2.5%
3,395	KB Financial Group, Inc., ADR	$128,637
1,215	Samsung Electronics Co. Ltd., GDR, (Registered), 144A	384,851

		513,488

	Mexico — 1.5%
3,509	America Movil SAB de CV, Series L, ADR	166,677
6,211	Wal-Mart de Mexico SA de CV, Series V, Sponsored ADR	137,139

		303,816

	Norway — 0.6%
8,892	Subsea 7, Inc.(b)	133,315

	Russia — 2.4%
12,803	Gazprom, Sponsored ADR	240,824
2,262	LUKOIL, Sponsored ADR	116,493
9,932	MMC Norilsk Nickel, ADR	144,213

		501,530

	Singapore — 0.7%
16,000	DBS Group Holdings Ltd.	155,278

	South Africa — 1.1%
18,332	MTN Group Ltd.	240,243

	Spain — 1.6%
22,131	Banco Santander Central Hispano SA	232,070
1,896	Industria de Diseno Textil SA (Inditex)	108,112

		340,182

	Sweden — 3.1%
10,253	Atlas Copco AB, Class A	149,906
2,548	Millicom International Cellular SA	206,566
12,575	Sandvik AB	153,389
12,300	Telefonaktiebolaget LM Ericsson, Class B	136,434

		646,295

	Switzerland — 8.4%
16,984	ABB Ltd., (Registered)(b)	295,702
5,978	Credit Suisse Group, (Registered)	224,756
9,276	Logitech International SA, (Registered)(b)	124,391
1,588	Lonza Group AG, (Registered)	105,728
7,487	Nestle SA, (Registered)	361,014
4,771	Novartis AG, (Registered)	231,218
2,272	Roche Holding AG	312,722
440	Syngenta AG, (Registered)	101,647

		1,757,178

	Taiwan — 0.8%
16,223	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	158,336

	United Kingdom — 16.0%
2,923	Anglo American PLC(b)	101,853
46,962	ARM Holdings PLC	194,370
10,567	Autonomy Corp. PLC(b)	288,039
38,825	Barclays PLC	154,970
10,176	BG Group PLC	151,346
6,617	BHP Billiton PLC	171,569
19,201	British Sky Broadcasting PLC	200,493
277,610	DSG International PLC(b)	101,845
11,462	Eurasian Natural Resources Corp.	145,852
14,392	HSBC Holdings PLC	131,951

Shares	Description	Value (†)

	United Kingdom — continued
2,970	HSBC Holdings PLC, Sponsored ADR	$135,402
28,217	ICAP PLC	169,125
48,949	Man Group PLC	162,262
21,818	Prudential PLC	164,565
13,815	Smith & Nephew PLC	130,518
14,815	Standard Chartered PLC	360,751
42,620	Tesco PLC	240,437
6,882	Vedanta Resources PLC	216,228
6,339	Vodafone Group PLC, Sponsored ADR	131,027

		3,352,603

	Total Common Stocks (Identified Cost $19,950,642)	20,586,812

Preferred Stocks — 0.5%
	Germany — 0.5%
2,295	Henkel AG & Co. KGaA (Identified Cost $71,332)	112,066

Principal Amount
Short-Term Investments — 0.6%
$128,845	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/2010 at 0.000% to be repurchased at $128,845 on 7/01/2010 collateralized by $120,000 Federal Home Loan Mortgage Corp., 4.750% due 11/17/2015 with a value of $135,900 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $128,845)	128,845

	Total Investments — 99.3% (Identified Cost $20,150,819)(a)	20,827,723
	Other assets less liabilities — 0.7%	140,808

	Net Assets — 100.0%	$20,968,531

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information (Amounts exclude certain adjustments made at the end of the Fund’s fiscal year for tax purposes. Such adjustments are primarily due to wash sales.): At June 30, 2010, the net unrealized appreciation on investments based on a cost of $20,150,819 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,264,805
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,587,901)

	Net unrealized appreciation	$676,904

(b)	Non-income producing security.

(c)	Fair valued security by the Fund’s investment adviser. At June 30, 2010 the value of this security amounted to $123,149 or 0.6% of net assets.

See accompanying notes to financial statements.

INTERNATIONAL CORE FUND — PORTFOLIO OF INVESTMENTS (continued)

Investments as of June 30, 2010 (Unaudited)

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2010, the value of these securities amounted to $292,112 or 1.4% of net assets.

ADR/GDR	An American Depositary Receipt or Global Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

Industry Summary at June 30, 2010 (Unaudited)

Commercial Banks	15.5%
Oil, Gas & Consumable Fuels	9.0
Metals & Mining	8.8
Machinery	5.1
Specialty Retail	4.8
Pharmaceuticals	4.3
Semiconductors & Semiconductor Equipment	4.1
Capital Markets	3.8
Insurance	3.6
Wireless Telecommunication Services	3.5
Chemicals	3.3
Software	3.1
Food & Staples Retailing	2.5
Food Products	2.3
Electrical Equipment	2.1
Electric Utilities	2.0
Other Investments, less than 2% each	20.9
Short-Term Investments	0.6

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

Currency Exposure at June 30, 2010 as a Percentage of Net Assets (Unaudited)

United States Dollar	26.0%
Euro	15.1
British Pound	14.1
Japanese Yen	13.2
Hong Kong Dollar	11.6
Swiss Franc	7.8
Australian Dollar	4.6
Swedish Krona	2.1
Other, less than 2% each	4.8

Total Investments	99.3
Other assets less liabilities	0.7

Net Assets	100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2010 (Unaudited)

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
ASSETS
Investments at cost	$66,021,322	$40,628,299	$485,254,348	$20,150,819
Net unrealized appreciation	797,568	3,579,393	5,208,952	676,904

Investments at value	66,818,890	44,207,692	490,463,300	20,827,723
Cash	2,775	—	—	79,579
Due from custodian (Note 2)	—	—	—	13,579
Foreign currency at value (identified cost $85,301, $45,043, $637,916 and $59,640)	85,460	44,610	639,672	59,767
Receivable for Fund shares sold	83,039	—	23,738	—
Receivable for securities sold	—	—	738,286	13,159
Dividends receivable	372,865	150,838	725,878	119,056
Tax reclaims receivable	140,111	—	545,341	59,217
Foreign tax rebates receivable (Note 2)	—	87,805	—	—

TOTAL ASSETS	67,503,140	44,490,945	493,136,215	21,172,080

LIABILITIES
Payable for securities purchased	131,100	161,122	2,009,489	71,529
Payable for Fund shares redeemed	34,387	—	1,971,383	—
Due to broker (Note 2)	—	—	—	13,579
Management fees payable (Note 5)	23,327	31,594	322,061	30,061
Deferred Trustees’ fees (Note 5)	28,330	26,554	39,128	26,180
Administrative fees payable (Note 5)	2,798	1,692	20,889	1,486
Other accounts payable and accrued expenses	64,818	51,568	51,564	60,714

TOTAL LIABILITIES	284,760	272,530	4,414,514	203,549

NET ASSETS	$67,218,380	$44,218,415	$488,721,701	$20,968,531

NET ASSETS CONSIST OF:
Paid-in capital	$97,383,264	$50,200,387	$775,080,178	$43,107,628
Undistributed net investment income/(Distributions in excess of net investment income)	725,153	(19,632)	4,505,713	352,507
Accumulated net realized loss on investments and foreign currency transactions	(31,692,382)	(9,628,799)	(296,076,401)	(23,169,604)
Net unrealized appreciation on investments and foreign currency translations	802,345	3,666,459	5,212,211	678,000

NET ASSETS	$67,218,380	$44,218,415	$488,721,701	$20,968,531

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Institutional Class:
Net assets	$12,606,125	$43,866,452	$480,099,969	$18,525,336

Shares of beneficial interest	1,765,291	4,340,514	36,828,254	2,278,278

Net asset value, offering and redemption price per share	$7.14	$10.11	$13.04	$8.13

Advisor Class:
Net assets	$54,612,255	$351,963	$8,621,732	$2,443,195

Shares of beneficial interest	7,682,598	35,202	662,536	300,197

Net asset value, offering and redemption price per share	$7.11	$10.00	$13.01	$8.14

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2010 (Unaudited)

	International Value Fund	Emerging Markets Fund	International Growth Fund	International Core Fund
INVESTMENT INCOME
Dividends	$1,352,018	$455,821	$7,955,598	$773,042
Less net foreign taxes withheld	(125,788)	(38,304)	(806,674)	(77,216)

	1,226,230	417,517	7,148,924	695,826

Expenses
Management fees (Note 5)	309,251	222,849	2,235,817	198,206
Trustees’ fees and expenses (Note 5)	10,158	9,117	16,113	9,973
Administrative fees (Note 5)	19,941	10,776	144,154	12,779
Custodian fees and expenses	48,886	50,610	107,599	69,700
Transfer agent fees and expenses (Notes 5 and 6)	58,326	4,891	13,955	1,567
Audit and tax services fees	26,538	25,436	26,642	26,551
Legal fees	814	412	5,635	564
Shareholder reporting expenses	16,757	590	6,880	717
Registration fees	13,378	17,357	24,035	18,348
Miscellaneous expenses	14,807	17,611	28,155	15,012

Total expenses	518,856	359,649	2,608,985	353,417
Less waiver and/or expense reimbursement (Note 5)	(41,644)	(44,337)	—	(41,360)

Net expenses	477,212	315,312	2,608,985	312,057

Net investment income	749,018	102,205	4,539,939	383,769

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	4,060,105	1,057,853	(2,591,384)	2,797,944
Foreign currency transactions	(20,450)	19,413	(441,213)	(21,209)
Net change in unrealized appreciation (depreciation) on:
Investments	(15,889,109)	(5,268,020)	(84,207,721)	(8,458,537)
Foreign currency translations	(4,142)	(6,923)	(21,102)	(2,213)

Net realized and unrealized loss on investments and foreign currency transactions	(11,853,596)	(4,197,677)	(87,261,420)	(5,684,015)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,104,578)	$(4,095,472)	$(82,721,481)	$(5,300,246)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	International Value Fund		Emerging Markets Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$749,018	$3,124,904	$102,205	$426,700
Net realized gain (loss) on investments and foreign currency transactions	4,039,655	(27,073,885)	1,077,266	(5,096,480)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(15,893,251)	80,422,946	(5,274,943)	29,796,117

Net increase (decrease) in net assets resulting from operations	(11,104,578)	56,473,965	(4,095,472)	25,126,337

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(25,800)	(798,212)	(28,623)	(420,528)
Advisor Class	(93,106)	(1,814,053)	(270)	(4,603)

Total distributions	(118,906)	(2,612,265)	(28,893)	(425,131)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(17,944,829)	(122,744,840)	670,844	(15,308,019)

Net increase (decrease) in net assets	(29,168,313)	(68,883,140)	(3,453,521)	9,393,187
NET ASSETS
Beginning of the period	96,386,693	165,269,833	47,671,936	38,278,749

End of the period	$67,218,380	$96,386,693	$44,218,415	$47,671,936

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$725,153	$95,041	$(19,632)	$(92,944)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	International Growth Fund		International Core Fund
	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$4,539,939	$6,210,503	$383,769	$819,019
Net realized gain (loss) on investments and foreign currency transactions	(3,032,597)	(187,062,487)	2,776,735	(16,909,239)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(84,228,823)	401,231,699	(8,460,750)	37,301,328

Net increase (decrease) in net assets resulting from operations	(82,721,481)	220,379,715	(5,300,246)	21,211,108

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Institutional Class	(148,076)	(6,099,483)	(6,757)	(881,890)
Advisor Class	(2,621)	(82,548)	(333)	(34,383)

Total distributions	(150,697)	(6,182,031)	(7,090)	(916,273)

NET DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(72,346,634)	(112,636,545)	(31,353,659)	(22,703,611)

Net increase (decrease) in net assets	(155,218,812)	101,561,139	(36,660,995)	(2,408,776)
NET ASSETS
Beginning of the period	643,940,513	542,379,374	57,629,526	60,038,302

End of the period	$488,721,701	$643,940,513	$20,968,531	$57,629,526

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$4,505,713	$116,471	$352,507	$(24,172)

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

	International Value Fund - Institutional Class
	Period Ended June 30, 2010(a)	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006		Year Ended December 31, 2005
Net asset value, beginning of the period	$8.34	$6.18	$12.77	$12.95	$13.58		$11.82

Income from Investment Operations:
Net investment income(b)	0.08	0.15	0.24	0.25	0.23		0.20
Net realized and unrealized gain (loss)	(1.27)	2.22	(5.45)	1.65	2.88		1.80

Total from Investment Operations	(1.19)	2.37	(5.21)	1.90	3.11		2.00

Less Distributions From:
Net investment income	(0.01)	(0.21)	(0.06)	(0.63)	(0.32)		(0.27)
Net realized capital gain	—	—	(1.32)	(1.45)	(3.42)		—

Total Distributions	(0.01)	(0.21)	(1.38)	(2.08)	(3.74)		(0.27)
Transaction fees(c)	—	—	—	—	—		0.03

Net asset value, end of the period	$7.14	$8.34	$6.18	$12.77	$12.95		$13.58

Total return(d)	(14.27)%	38.28%	(43.37)%	14.75%	24.40%		17.15%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$12,606	$17,917	$106,435	$262,572	$284,022		$246,919
Net expenses(e)(f)	1.03%	0.97%	0.94%	0.93%	0.99	%(h)	1.00	%(g)
Gross expenses(e)	1.12%	0.97%	0.94%	0.94%	0.99	%(h)	1.05%
Net investment income(e)	2.08%	2.30%	2.33%	1.76%	1.60%		1.62	%(i)
Portfolio turnover rate	24%	45%	69%	47%	46%		37%

(a)	For the six months ended June 30, 2010 (Unaudited).
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	Includes fee/expense recovery of 0.01%.
(i)	Had certain expenses not been voluntarily waived/reimbursed during the period, the Fund’s net investment income ratio would have been 1.59%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Value Fund - Advisor Class
	Period Ended June 30, 2010(a)	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(b)
Net asset value, beginning of the period	$8.31	$6.17	$12.75	$12.94	$13.58	$12.84

Income from Investment Operations:
Net investment income(c)	0.07	0.12	0.15	0.22	0.15	0.02
Net realized and unrealized gain (loss)	(1.26)	2.22	(5.36)	1.65	2.94	0.97

Total from Investment Operations	(1.19)	2.34	(5.21)	1.87	3.09	0.99

Less Distributions From:
Net investment income	(0.01)	(0.20)	(0.05)	(0.61)	(0.31)	(0.25)
Net realized capital gain	—	—	(1.32)	(1.45)	(3.42)	—

Total Distributions	(0.01)	(0.20)	(1.37)	(2.06)	(3.73)	(0.25)

Net asset value, end of the period	$7.11	$8.31	$6.17	$12.75	$12.94	$13.58

Total return(d)	(14.32)%	38.09%	(43.50)%	14.51%	24.23%	7.72%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$54,612	$78,470	$58,834	$10,181	$5,135	$378
Net expenses(e)(f)	1.19%	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses(f)	1.29%	1.17%	1.23%	1.82%	2.59%	17.23%
Net investment income (loss)(f)	1.75%	1.72%	1.85%	1.53%	1.07%	0.66%
Portfolio turnover rate	24%	45%	69%	47%	46%	37%

(a)	For the six months ended June 30, 2010 (Unaudited).
(b)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(e)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Institutional Class
	Period Ended June 30, 2010(a)(b)	Year Ended December 31, 2009(a)	Year Ended December 31, 2008(a)	Year Ended December 31, 2007(a)	Year Ended December 31, 2006(a)	Year Ended December 31, 2005(a)
Net asset value, beginning of the period	$11.05	$6.45	$30.80	$41.50	$46.05	$50.25

Income from Investment Operations:
Net investment income(c)	0.02	0.08	0.27	0.35	0.97	0.82
Net realized and unrealized gain (loss)	(0.95)	4.62	(14.83)	12.29	11.44	13.64

Total from Investment Operations	(0.93)	4.70	(14.56)	12.64	12.41	14.46

Less Distributions From:
Net investment income	(0.01)	(0.10)	(0.39)	(0.34)	(1.11)	(1.05)
Net realized capital gain	—	—	(9.40)	(23.00)	(15.85)	(18.14)

Total Distributions	(0.01)	(0.10)	(9.79)	(23.34)	(16.96)	(19.19)
Transaction fees(d)(e)	—	—	—	—	0.00	0.53

Net asset value, end of the period	$10.11	$11.05	$6.45	$30.80	$41.50	$46.05

Total return(f)	(8.45)%	72.96%	(51.64)%	30.73%	27.77%	30.97%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$43,866	$47,028	$38,191	$219,241	$307,442	$327,742
Net expenses(g)(h)	1.41%	1.32%	1.25%	1.25%	1.25%	1.25	%(i)
Gross expenses (g)	1.61%	1.67%	1.36%	1.32%	1.35%	1.39%
Net investment income(g)	0.46%	0.96%	1.11%	0.74%	1.96%	1.56	%(j)
Portfolio turnover rate	24%	57%	65%	59%	64%	45%

(a)	Per share data prior to April 23, 2010 has been restated to reflect a 1-for-5 reverse stock split. See Note 10 of Notes to Financial Statements.
(b)	For the six months ended June 30, 2010 (Unaudited).
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	Prior to September 1, 2005, these amounts represent proceeds from a 0.50% fee on redemptions. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(f)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(g)	Computed on an annualized basis for period less than one year, if applicable.
(h)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(i)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(j)	Had certain expenses not been voluntarily waived/reimbursed during the period, the Fund’s net investment income ratio would have been 1.46%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	Emerging Markets Fund - Advisor Class
	Period Ended June 30, 2010(a)(c)	Year Ended December 31, 2009(a)	Year Ended December 31, 2008(a)	Year Ended December 31, 2007(a)	Year Ended December 31, 2006(a)	Year Ended December 31, 2005(a)(b)
Net asset value, beginning of the period	$10.95	$6.40	$30.65	$41.40	$46.05	$56.20

Income from Investment Operations:
Net investment income (loss)(d)	0.01	0.06	0.21	0.23	0.85	(0.06)
Net realized and unrealized gain (loss)	(0.95)	4.57	(14.69)	12.33	11.41	6.91

Total from Investment Operations	(0.94)	4.63	(14.48)	12.56	12.26	6.85

Less Distributions From:
Net investment income	(0.01)	(0.08)	(0.37)	(0.31)	(1.06)	(1.02)
Net realized capital gain	—	—	(9.40)	(23.00)	(15.85)	(15.98)

Total Distributions	(0.01)	(0.08)	(9.77)	(23.31)	(16.91)	(17.00)

Net asset value, end of the period	$10.00	$10.95	$6.40	$30.65	$41.40	$46.05

Total return(e)	(8.62)%	72.57%	(51.61)%	30.46%	27.56%	12.15%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$352	$643	$87	$17	$1	$1
Net expenses(f)(g)	1.56%	1.49%	1.40%	1.40%	1.40%	1.40%
Gross expenses(g)	2.13%	1.94%	2.39%	334.55%	1,433.82%	1,636.33%
Net investment income (loss)(g)	0.19%	0.63%	0.99%	0.47%	1.74%	(0.32)%
Portfolio turnover rate	24%	57%	65%	59%	64%	45%

(a)	Per share data prior to April 23, 2010 has been restated to reflect a 1-for-5 reverse stock split. See Note 10 of Notes to Financial Statements.
(b)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(c)	For the six months ended June 30, 2010 (Unaudited).
(d)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Institutional Class
	Period Ended June 30, 2010(a)	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006		Year Ended December 31, 2005
Net asset value, beginning of the period	$15.02	$9.97	$20.66		$18.59	$15.87		$13.83

Income from Investment Operations:
Net investment income(b)	0.11	0.14	0.25		0.15	0.13		0.11
Net realized and unrealized gain (loss)	(2.09)	5.06	(10.52)		3.40	3.55		2.21

Total from Investment Operations	(1.98)	5.20	(10.27)		3.55	3.68		2.32

Less Distributions From:
Net investment income(c)	(0.00)	(0.15)	(0.22)		(0.11)	(0.17)		(0.12)
Net realized capital gain	—	—	(0.20)		(1.37)	(0.79)		(0.19)

Total Distributions(c)	(0.00)	(0.15)	(0.42)		(1.48)	(0.96)		(0.31)
Transaction fees(c)(d)	—	—	—		—	0.00		0.03

Net asset value, end of the period	$13.04	$15.02	$9.97		$20.66	$18.59		$15.87

Total return(e)	(13.16)%	52.20%	(50.10)%		19.15%	23.27%		17.09%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$480,100	$633,958	$541,198		$908,350	$567,717		$208,374
Net expenses(f)(g)	0.87%	0.88%	0.84	%(h)	0.88%	0.93	%(i)	1.00	%(h)
Gross expenses(f)	0.87%	0.88%	0.86%		0.89%	0.93	%(i)	1.14%
Net investment income(f)	1.53%	1.13%	1.58%		0.71%	0.75%		0.71	%(j)
Portfolio turnover rate	31%	50%	69%		52%	54%		38%

(a)	For the six months ended June 30, 2010 (Unaudited).
(b)	Per share net investment income has been calculated using the average shares outstanding during the period.
(c)	Amount rounds to less than $0.01 per share, if applicable.
(d)	Prior to July 5, 2005, these amounts represent proceeds from a 0.50% fee on purchases and redemptions. Effective July 5, 2005, the purchase fee has been discontinued. Effective September 1, 2005, these amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(i)	Includes fee/expense recovery of less than 0.01%.
(j)	Had certain expenses not been voluntarily waived/reimbursed during the period, the Fund’s net investment income ratio would have been 0.60%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Growth Fund - Advisor Class
	Period Ended June 30, 2010(a)	Year Ended December 31, 2009	Year Ended December 31, 2008		Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(b)
Net asset value, beginning of the period	$15.01	$9.96	$20.62		$18.56	$15.87	$15.22

Income from Investment Operations:
Net investment income(c)	0.09	0.07	0.19		0.12	0.14	0.02
Net realized and unrealized gain (loss)	(2.09)	5.12	(10.47)		3.36	3.50	0.85

Total from Investment Operations	(2.00)	5.19	(10.28)		3.48	3.64	0.87

Less Distributions From:
Net investment income(d)	(0.00)	(0.14)	(0.18)		(0.05)	(0.16)	(0.10)
Net realized capital gain	—	—	(0.20)		(1.37)	(0.79)	(0.12)

Total Distributions(d)	(0.00)	(0.14)	(0.38)		(1.42)	(0.95)	(0.22)
Transaction fees(d)(e)	—	—	—		—	0.00	—

Net asset value, end of the period	$13.01	$15.01	$9.96		$20.62	$18.56	$15.87

Total return(f)	(13.30)%	52.15%	(50.25)%		18.81%	22.98%	5.72%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$8,622	$9,982	$1,181		$1,539	$770	$150
Net expenses(g)(h)	1.12%	1.04%	1.15	%(i)(j)	1.15%	1.15%	1.15%
Gross expenses(h)	1.12%	1.04%	1.17	%(i)	2.02%	8.16%	21.76%
Net investment income (loss)(h)	1.30%	0.51%	1.22%		0.58%	0.78%	0.35%
Portfolio turnover rate	31%	50%	69%		52%	54%	38%

(a)	For the six months ended June 30, 2010 (Unaudited).
(b)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(c)	Per share net investment income has been calculated using the average shares outstanding during the period.
(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	These amounts represent proceeds from a 2.00% fee on any redemption of Fund shares within 60 days of their purchase. Effective September 11, 2006, the Board of Trustees voted to temporarily suspend the 2.00% redemption fee until April 16, 2007. Effective March 1, 2007, the Board of Trustees voted to permanently eliminate the 2.00% redemption fee.
(f)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(g)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(h)	Computed on an annualized basis for periods less than one year, if applicable.
(i)	Includes fee/expense recovery of 0.21%.
(j)	The investment adviser voluntarily agreed to waive its management fee and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Core Fund - Institutional Class
	Period Ended June 30, 2010(a)	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(b)
Net asset value, beginning of the period	$9.44	$6.59	$12.95	$12.51	$10.71	$10.00

Income from Investment Operations:
Net investment income(c)	0.07	0.11	0.17	0.15	0.13	0.02
Net realized and unrealized gain (loss)	(1.38)	2.89	(6.18)	1.93	2.45	0.70

Total from Investment Operations	(1.31)	3.00	(6.01)	2.08	2.58	0.72

Less Distributions From:
Net investment income(d)	(0.00)	(0.15)	(0.08)	(0.29)	(0.19)	(0.01)
Net realized capital gain	—	—	(0.27)	(1.35)	(0.59)	—

Total Distributions(d)	(0.00)	(0.15)	(0.35)	(1.64)	(0.78)	(0.01)

Net asset value, end of the period	$8.13	$9.44	$6.59	$12.95	$12.51	$10.71

Total return(e)	(13.87)%	45.61%	(47.26)%	16.74%	24.23%	7.24%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$18,525	$55,075	$59,615	$69,590	$60,176	$39,151
Net expenses(f)(g)	1.18%	1.10%	1.00%	1.00%	1.00%	1.00%
Gross expenses(g)	1.33%	1.22%	1.13%	1.19%	1.22%	1.49%
Net investment income(g)	1.45%	1.49%	1.73%	1.14%	1.11%	0.62%
Portfolio turnover rate	25%	45%	62%	63%	55%	10%

(a)	For the six months ended June 30, 2010 (Unaudited).
(b)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(c)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period.

	International Core Fund - Advisor Class
	Period Ended June 30, 2010(a)		Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007	Year Ended December 31, 2006	Year Ended December 31, 2005(b)
Net asset value, beginning of the period	$9.46		$6.60	$12.91	$12.49	$10.71	$10.00

Income from Investment Operations:
Net investment income(c)	0.07		0.05	0.21	0.12	0.01	0.02
Net realized and unrealized gain (loss)	(1.39)		2.95	(6.21)	1.94	2.54	0.70

Total from Investment Operations	(1.32)		3.00	(6.00)	2.06	2.55	0.72

Less Distributions From:
Net investment income(d)	(0.00)		(0.14)	(0.04)	(0.29)	(0.18)	(0.01)
Net realized capital gain	—		—	(0.27)	(1.35)	(0.59)	—

Total Distributions(d)	(0.00)		(0.14)	(0.31)	(1.64)	(0.77)	(0.01)

Net asset value, end of the period	$8.14		$9.46	$6.60	$12.91	$12.49	$10.71

Total return(e)	(13.94)%		45.58%	(47.33)%	16.53%	23.95%	7.19%
Ratios to Average Net Assets:
Net assets, end of the period (000’s)	$2,443		$2,555	$423	$1,771	$608	$1
Net expenses(f)(g)	1.26	%(h)	1.29%	1.15%	1.15%	1.15%	1.15%
Gross expenses(g)	1.42%		1.40%	1.31%	2.88%	12.16%	1,673.31%
Net investment income (loss)(g)	1.54%		0.56%	1.92%	0.87%	0.04%	0.51%
Portfolio turnover rate	25%		45%	62%	63%	55%	10%

(a)	For the six months ended June 30, 2010 (Unaudited).
(b)	From commencement of Class operations on September 13, 2005 through December 31, 2005.
(c)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(d)	Amount rounds to less than $0.01 per share, if applicable.
(e)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower. Periods of less than one year, if applicable, are not annualized.
(f)	The investment adviser and/or administrator contractually agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement (including the voluntary waiver/reimbursement), if applicable, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year, if applicable.
(h)	The effect of voluntary fee waiver and/or reimbursement of Fund expenses by the adviser was 0.07%. See Note 5 of Notes to Financial Statements.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2010 (Unaudited)

1.  Organization.  Hansberger International Series (the “Trust”), is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The following funds (each individually referred to as a “Fund” and collectively as the “Funds”) are included in this report.

International Value Fund

Emerging Markets Fund

International Growth Fund

International Core Fund

Each Fund offers Institutional Class and Advisor Class shares.

Most expenses of the Trust can be directly attributed to a fund. Expenses which cannot be directly attributed to a fund are generally apportioned based on the relative net assets of each of the funds in the Trust. Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including transfer agent fees). Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate dividends from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions that have occurred through the date the financial statements were issued, and noted no items requiring recognition in the financial statements or additional disclosures in the Notes to Financial Statements.

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Funds by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Funds may be valued on the basis of a price provided by a principal market maker. Forward foreign currency contracts are valued utilizing interpolated prices determined from information provided by an independent pricing service.

Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees. Investments in other open-end investment companies are valued at their net asset value each day.

The Funds may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities may be fair valued on a

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

daily basis pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Funds calculate their net asset values. At June 30, 2010, the following percentages of the Funds’ total market value of investments were fair valued pursuant to procedures approved by the Board of Trustees:

Fund	Percentage
International Value Fund	81%
Emerging Markets Fund	61%
International Growth Fund	72%
International Core Fund	72%

b.  Security Transactions and Related Investment Income.  Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations which arise due to changes in market prices of investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

Each Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Forward Foreign Currency Contracts.  Each Fund may enter into forward foreign currency contracts. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell generally are used to hedge a fund’s investments against currency fluctuation. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash or securities to or from the counterparty as collateral for the Funds’ or counterparty’s net obligations under the contracts.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

At June 30, 2010, there were no open forward foreign currency contracts.

e.  Federal and Foreign Income Taxes.  The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of June 30, 2010 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next six months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable, and are reflected as foreign taxes payable on the Statements of Assets and Liabilities. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities.

f.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes for items such as gains realized from passive foreign investment companies, redemptions in-kind, foreign capital gains tax refunds, distributions in excess of ordinary income, foreign currency gains and losses and adjustments related to loss limitations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, foreign capital gains tax refunds, securities lending collateral gain/loss adjustments and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the year ended December 31, 2009 was as follows:

	2009 Distributions Paid From:
Fund	Ordinary Income	Long-Term Capital Gains	Total
International Value Fund	$2,612,265	$—	$2,612,265
Emerging Markets Fund	425,131	—	425,131
International Growth Fund	6,182,031	—	6,182,031
International Core Fund	916,273	—	916,273

As of December 31, 2009, the capital loss carryforwards and post-October losses were as follows:

	International Value Fund		Emerging Markets Fund	International Growth Fund	International Core Fund
Capital Loss carryforward:
Expires December 31, 2016	$—		$—	$(45,636,200)	$—
Expires December 31, 2017	(31,106,937	)*	(9,639,102)	(212,008,563)	(5,455,394)**

Total capital loss carryforwards	$(31,106,937)		$(9,639,102)	$(257,644,763)	$(5,455,394)

Deferred net capital losses (post-October 2009)	$—		$—	$—	$(166,165)

Deferred net currency losses (post-October 2009)	$—		$—	$—	$(2,452)

*	The capital loss carryforward on the International Value Fund is subject to limitations.
**	As of June 30, 2010, the capital loss carryforward on the International Core Fund has been limited pursuant to section 382 of the Internal Revenue Code.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

g.  Repurchase Agreements.  It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities.

h.  Securities Lending.  The Funds have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

As of June 30, 2010, there were no securities on loan. Excess collateral in the amount of $13,579 related to terminated loans with a bankrupt borrower is held by State Street Bank on behalf of International Core Fund. This amount is expected to be returned to the bankruptcy administrator before the end of the Fund’s fiscal year at December 31, 2010.

i.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

—	Level 1 — quoted prices in active markets for identical assets or liabilities;

—

Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

—

Level 3 — prices determined using significant unobservable inputs for situations where quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2010, at value:

International Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$2,243,791	$—	$2,243,791
Brazil	3,694,843	—	—	3,694,843
Canada	3,912,479	—	—	3,912,479
China	—	6,802,306	—	6,802,306
France	—	5,695,806	—	5,695,806
Germany	—	3,676,160	—	3,676,160
Hong Kong	—	593,318	—	593,318
Italy	—	914,131	—	914,131
Japan	—	9,432,670	—	9,432,670
Korea	—	2,117,521	—	2,117,521
Mexico	1,070,745	—	—	1,070,745
Norway	—	851,612	—	851,612
Russia	2,520,974	—	—	2,520,974
Singapore	—	956,901	—	956,901
South Africa	—	779,520	—	779,520
Spain	—	1,443,524	—	1,443,524
Sweden	—	1,861,822	—	1,861,822
Switzerland	—	6,401,268	—	6,401,268
Taiwan	—	1,022,166	—	1,022,166
United Kingdom	—	9,482,760	—	9,482,760

Total Common Stocks	11,199,041	54,275,276	—	65,474,317

Preferred Stocks(a)	—	719,813	—	719,813
Short-Term Investments	—	624,760	—	624,760

Total	$11,199,041	$55,619,849	$—	$66,818,890

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Emerging Markets Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$5,205,399	$—	$—	$5,205,399
China	—	7,586,384	—	7,586,384
Egypt	—	214,396	—	214,396
India	398,552	3,426,740	—	3,825,292
Indonesia	—	1,771,685	—	1,771,685
Korea	—	5,072,761	—	5,072,761
Malaysia	—	420,495	—	420,495
Mexico	3,241,933	—	—	3,241,933
Peru	418,821	—	—	418,821
Russia	2,557,871	929,978	—	3,487,849
South Africa	—	2,748,446	—	2,748,446

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

Emerging Markets Fund

Asset Valuation Inputs (continued)

Description	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Taiwan	$70,766	$3,575,268	$—	$3,646,034
Thailand	—	443,407	—	443,407
Turkey	—	334,737	—	334,737
United Kingdom	—	847,307	—	847,307

Total Common Stocks	11,893,342	27,371,604	—	39,264,946

Preferred Stocks(a)	1,088,887	—	—	1,088,887
Short-Term Investments	—	3,853,859	—	3,853,859

Total	$12,982,229	$31,225,463	$—	$44,207,692

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

Common stocks valued at $639,809 were transferred from Level 1 to Level 2 during the six months ended June 30, 2010. At December 31, 2009, these securities were valued at the market price in the foreign market in accordance with the Fund’s valuation policies; at June 30, 2010, these securities were fair valued pursuant to procedures approved by the Board of Trustees. Transfers are recognized as of the beginning of the reporting period.

International Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$28,831,203	$—	$28,831,203
Belgium	—	8,608,750	—	8,608,750
Brazil	29,008,640	—	—	29,008,640
Canada	27,651,559	—	—	27,651,559
Chile	5,082,464	—	—	5,082,464
China	8,944,749	38,395,581	—	47,340,330
Denmark	—	12,638,317	—	12,638,317
France	4,801,032	26,026,406	—	30,827,438
Germany	—	27,328,106	—	27,328,106
Hong Kong	—	15,352,969	—	15,352,969
India	8,762,202	—	—	8,762,202
Israel	6,522,925	—	—	6,522,925
Italy	—	5,817,821	—	5,817,821
Japan	—	61,341,599	—	61,341,599
Korea	8,553,834	—	—	8,553,834
Mexico	6,400,374	—	—	6,400,374
Russia	5,091,942	—	—	5,091,942
South Africa	—	5,517,435	—	5,517,435
Spain	—	5,280,242	—	5,280,242
Sweden	9,643,439	6,996,152	—	16,639,591
Switzerland	5,805,779	29,698,951	—	35,504,730
United Kingdom	6,319,047	81,302,557	—	87,621,604

Total Common Stocks	132,587,986	353,136,089	—	485,724,075

Short-Term Investments	—	4,739,225	—	4,739,225

Total	$132,587,986	$357,875,314	$—	$490,463,300

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

International Core Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$967,030	$—	$967,030
Belgium	—	184,488	—	184,488
Brazil	1,199,957	—	—	1,199,957
Canada	1,201,303	—	—	1,201,303
Chile	108,885	—	—	108,885
China	191,599	1,882,288	—	2,073,887
Denmark	—	270,715	—	270,715
France	252,038	1,287,983	—	1,540,021
Germany	175,428	976,008	—	1,151,436
Hong Kong	—	418,396	—	418,396
India	187,720	—	—	187,720
Israel	139,749	—	—	139,749
Italy	—	266,962	—	266,962
Japan	—	2,773,999	—	2,773,999
Korea	513,488	—	—	513,488
Mexico	303,816	—	—	303,816
Norway	—	133,315	—	133,315
Russia	501,530	—	—	501,530
Singapore	—	155,278	—	155,278
South Africa	—	240,243	—	240,243
Spain	—	340,182	—	340,182
Sweden	206,566	439,729	—	646,295
Switzerland	124,391	1,632,787	—	1,757,178
Taiwan	158,336	—	—	158,336
United Kingdom	266,429	3,086,174	—	3,352,603

Total Common Stocks	5,531,235	15,055,577	—	20,586,812

Preferred Stocks(a)	—	112,066	—	112,066
Short-Term Investments	—	128,845	—	128,845

Total	$5,531,235	$15,296,488	$—	$20,827,723

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

4.  Purchases and Sales of Securities.  For the six months ended June 30, 2010, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
International Value Fund	$19,748,614	$36,521,507
Emerging Markets Fund	10,269,663	12,225,334
International Growth Fund	182,035,021	250,712,092
International Core Fund	12,591,276	43,458,140

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Hansberger Global Investors, Inc. (“HGI”), a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris,

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

France, serves as investment adviser to each Fund. Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
International Value Fund	0.75%
Emerging Markets Fund	1.00%
International Growth Fund	0.75%
International Core Fund	0.75%

HGI has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. These undertakings are in effect until April 30, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the period from May 1, 2010 to June 30, 2010, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	1.10%	1.25%
Emerging Markets Fund	1.50%	1.65%
International Growth Fund	1.00%	1.15%
International Core Fund	1.25%	1.40%

Prior to May 1, 2010, the expense limits as a percentage of average daily net assets were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Advisor Class
International Value Fund	0.99%	1.15%
Emerging Markets Fund	1.35%	1.50%
International Growth Fund	1.00%	1.15%
International Core Fund	1.15%	1.30%

HGI shall be permitted to recover expenses it has borne under the expense limitation agreement (whether through a waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

HGI has temporarily agreed to waive its management fee and/or reimburse certain expenses of the Advisor Class of International Core Fund (in addition to fees waived and/or expenses reimbursed under the expense limitation agreement). This agreement is voluntary and may be terminated at any time. Fees waived and/or expenses reimbursed pursuant to this voluntary agreement cannot be recovered by HGI in later periods.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

For the six months ended June 30, 2010, the management fees and waivers of management fees for each Fund were as follows:

	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waiver of Management Fees	Net Management Fees	Percentage of Average Daily Net Assets
Fund					Gross	Net
International Value Fund	$309,251	$33,154	$—	$276,097	0.75%	0.67%
Emerging Markets Fund	222,849	42,765	—	180,084	1.00%	0.81%
International Growth Fund	2,235,817	—	—	2,235,817	0.75%	0.75%
International Core Fund	198,206	39,751	892	157,563	0.75%	0.60%

[1]	Contractual management fee waivers are subject to possible recovery until December 31, 2011.

For the six months ended June 30, 2010, class-specific expenses have been reimbursed as follows:

	Reimbursement[2]
Fund	Institutional Class	Advisor Class
International Value Fund	$790	$7,700
Emerging Markets Fund	747	825
International Core Fund	717	—

[2]	Expense reimbursements are subject to possible recovery until December 31, 2011.

No expenses were recovered during the six months ended June 30, 2010 under the terms of the expense limitation agreement.

b.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the six months ended June 30, 2010, each Fund paid the following for administrative fees to Natixis Advisors:

Fund	Administrative Fees
International Value Fund	$19,941
Emerging Markets Fund	10,776
International Growth Fund	144,154
International Core Fund	12,779

Effective July 1, 2010, each Fund will pay Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

c.  Distribution Agreement.  Natixis Distributors, L.P. (“Natixis Distributors”), a wholly owned subsidiary of Natixis US, serves as the distributor of the Funds and provides distribution services pursuant to a distribution agreement. Natixis US holds a majority voting interest in Hansberger Group, Inc., the corporate parent of HGI. Under the distribution agreement, the Funds do not pay Natixis Distributors for its services.

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Funds if the shares of those customers were registered directly with the Funds’ transfer agent. Accordingly, the Funds agreed to pay a portion of the intermediary fees attributable to shares of the Funds held by the intermediaries (which generally are a percentage of the value of shares held) not exceeding what the Funds would have paid their transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the six months ended June 30, 2010, the Funds paid the following sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statements of Operations:

Fund	Sub-Transfer Agent Fees
International Value Fund	$6,307
Emerging Markets Fund	212
International Growth Fund	5,288
International Core Fund	224

e.  Trustees Fees and Expenses.  The Funds do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. For the six months ended June 30, 2010, the Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

f.  Payments by Affiliates.  For the six months ended June 30, 2010, HGI reimbursed the International Core Fund $22,878 for losses incurred upon disposal of investments not meeting the investment guidelines of the Fund. The reimbursement is included in net realized gain (loss) on investments in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

6.  Class-Specific Expenses

For the six months ended June 30, 2010, the Funds paid the following class-specific transfer agent fees and expenses (including sub-transfer agent fees):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Advisor Class
International Value Fund	$790	$57,536
Emerging Markets Fund	3,720	1,171
International Growth Fund	2,013	11,942
International Core Fund	717	850

7.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each Fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the six months ended June 30, 2010, the Funds had no borrowings under these agreements.

8.  Concentration of Risk.  Each Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of expropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. Government.

The Funds’ investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than the Funds’ investments in developed markets. Risks associated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds’ investments and income generated by these investments, as well as the Funds’ ability to repatriate such amounts.

9.  Concentration of Ownership.  From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Funds. As of June 30, 2010, certain Funds had shareholders that held greater than 5% of the fund’s outstanding shares. Such ownership may be beneficially held by individuals or entities other than the owner of record. The number of greater than 5% shareholders and the aggregate percentage of net assets represented by such ownership was as follows:

Fund	Number of Greater Than 5% Shareholders	Percentage of Ownership
International Value Fund	1	12.27%
Emerging Markets Fund	3	90.97%
International Growth Fund	4	27.50%
International Core Fund	4	42.20%

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

10.  Reverse Stock Split.  On April 23, 2010, the Emerging Markets Fund implemented a 1-for-5 reverse stock split for the Institutional and Advisor Class shares. The net effect of the reverse stock split was to decrease the number of the Classes’ outstanding shares and increase the net asset value per share by a proportionate amount. Immediately after the reverse stock split, each shareholder held the same percentage of the Classes’ outstanding shares that he or she held immediately prior to the reverse stock split, subject to adjustments for fractional shares resulting from the split. Capital share activity shown in Note 11 and per-share data shown in the Financial Highlights for periods prior to April 23, 2010 have been restated to reflect the reverse stock split.

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
International Value Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	15,012	$116,392	1,901,090	$11,015,433
Issued in connection with the reinvestment of distributions	1,291	11,243	85,677	555,203
Redeemed	(398,944)	(2,983,849)	(13,798,688)	(108,225,849)
Redeemed in-kind	—	—	(3,251,459)	(25,979,158)

Net change	(382,641)	$(2,856,214)	(15,063,380)	$(122,634,371)

Advisor Class
Issued from the sale of shares	1,357,438	$10,625,142	3,086,153	$20,883,523
Issued in connection with the reinvestment of distributions	10,674	92,548	228,585	1,779,046
Redeemed	(3,129,438)	(25,806,305)	(3,412,457)	(22,773,038)

Net change	(1,761,326)	$(15,088,615)	(97,719)	$(110,469)

Increase (decrease) from capital share transactions	(2,143,967)	$(17,944,829)	(15,161,099)	$(122,744,840)

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
Emerging Markets Fund	Shares(a)	Amount	Shares(a)	Amount
Institutional Class
Issued from the sale of shares	304,162	$3,199,500	76,034	$653,500
Issued in connection with the reinvestment of distributions	2,484	28,568	42,838	418,124
Redeemed	(213,754)	(2,297,801)	(1,779,586)	(16,764,869)

Net change	92,892	$930,267	(1,660,714)	$(15,693,245)

Advisor Class
Issued from the sale of shares	6,666	$72,691	92,573	$750,067
Issued in connection with the reinvestment of distributions	23	260	455	4,551
Redeemed	(30,248)	(332,374)	(47,886)	(369,392)

Net change	(23,559)	$(259,423)	45,142	$385,226

Increase (decrease) from capital share transactions	69,333	$670,844	(1,615,572)	$(15,308,019)

(a)	Shares issued/redeemed prior to April 23, 2010 have been restated to reflect a 1-for-5 reverse stock split.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

11.  Capital Shares (continued)

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
International Growth Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	6,896,389	$102,572,466	6,206,903	$70,765,447
Issued in connection with the reinvestment of distributions	7,225	111,691	346,766	4,899,924
Redeemed	(7,116,343)	(105,495,436)	(18,630,655)	(195,705,128)
Redeemed in-kind (Note 12)	(5,167,931)	(69,536,279)	—	—

Net change	(5,380,660)	$(72,347,558)	(12,076,986)	$(120,039,757)

Advisor Class
Issued from the sale of shares	107,615	$1,574,710	587,261	$7,926,151
Issued in connection with the reinvestment of distributions	163	2,522	5,495	79,660
Redeemed	(110,248)	(1,576,308)	(46,297)	(602,599)

Net change	(2,470)	$924	546,459	$7,403,212

Increase (decrease) from capital share transactions	(5,383,130)	$(72,346,634)	(11,530,527)	$(112,636,545)

	Six Months Ended June 30, 2010		Year Ended December 31, 2009
International Core Fund	Shares	Amount	Shares	Amount
Institutional Class
Issued from the sale of shares	323,242	$3,000,000	102,573	$695,000
Issued in connection with the reinvestment of distributions	690	6,757	100,925	881,889
Redeemed	(1,950,703)	(17,672,444)	(3,424,267)	(25,971,689)
Redeemed in-kind (Note 12)	(1,926,370)	(16,952,060)	—	—

Net change	(3,553,141)	$(31,617,747)	(3,220,769)	$(24,394,800)

Advisor Class
Issued from the sale of shares	40,193	$357,579	235,265	$1,895,000
Issued in connection with the reinvestment of distributions	33	329	3,746	34,305
Redeemed	(10,125)	(93,820)	(33,038)	(238,116)

Net change	30,101	$264,088	205,973	$1,691,189

Increase (decrease) from capital share transactions	(3,523,040)	$(31,353,659)	(3,014,796)	$(22,703,611)

12.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes, and are re-classified from realized gain (loss) to paid-in-capital. The International Growth Fund and International Core Fund realized gains/losses of $(8,539,222) and $1,605,241, respectively, on redemptions in-kind during the six months ended June 30, 2010. These amounts are included in realized gain (loss) on the Statements of Operations.

13.  Subsequent Event.  On July 23, 2010, the Board of Trustees approved the liquidation and termination of the International Core Fund. It is expected that the sale of the Fund’s assets and the corresponding liquidating distributions to the common shareholders will be completed on or about August 31, 2010.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2010 (Unaudited)

14.  Special Meeting of Shareholders.  A special meeting of shareholders of the Trust was held on May 27, 2010 to consider a proposal to elect four Trustees to the Board of Trustees. The proposal was approved by shareholders of the Trust. The results of the shareholder vote were as follows:

Nominee	Voted “FOR”*	Withheld*
Kenneth A. Drucker	45,227,139	1,899,140
Wendell J. Knox	45,227,139	1,899,140
Erik R. Sirri	45,227,139	1,899,140
Peter J. Smail	45,227,139	1,899,140

*	Trust-wide voting results.

In addition to the Trustees named above, the following also serve as Trustees of the Trust: Graham T. Allison, Jr., Edward A. Benjamin, Daniel M. Cain, Sandra O. Moose, Cynthia L. Walker, Robert J. Blanding and John T. Hailer.

At the same meeting, shareholders of the Emerging Markets Fund, International Core Fund and International Value Fund (the “Funds”) considered certain proposals to approve changes to the Funds’ fundamental investment policies relating to (1) investments in real estate; open-end investment companies; interests in oil, gas, or minerals; and commodity contracts (“Proposal 2A”); (2) the Funds acting as an underwriter, issuing senior securities, or purchasing on margin (“Proposal 2B”); (3) the Funds lending money (“Proposal 2C”); and (4) borrowing money and mortgaging, pledging, or hypothecating the Funds’ assets (“Proposal 2D”) (together, the “Proposals”). The Proposals were approved by shareholders of the Funds. The results of the shareholder vote were as follows:

Fund/Proposal	Voted “FOR”	Against	Abstain
Emerging Markets Fund
Proposal 2A	17,311,273	12,708	—
Proposal 2B	17,318,654	5,327	—
Proposal 2C	17,318,654	5,327	—
Proposal 2D	17,318,654	5,327	—

International Core Fund
Proposal 2A	3,525,396	—	—
Proposal 2B	3,525,396	—	—
Proposal 2C	3,525,396	—	—
Proposal 2D	3,525,396	—	—

International Value Fund
Proposal 2A	8,836,073	—	—
Proposal 2B	8,834,818	—	1,255
Proposal 2C	8,836,073	—	—
Proposal 2D	8,836,073	—	—

An adjourned session of the special meeting of shareholders of the International Growth Fund (the “Fund”) was held on June 9, 2010. The shareholders of the Fund considered the Proposals described above. The Proposals were approved by shareholders of the Fund. The results of the shareholder vote were as follows:

Fund/Proposal	Voted “FOR”	Against	Abstain
International Growth Fund
Proposal 2A	18,284,535	4,011,228	—
Proposal 2B	18,280,694	4,013,873	1,196
Proposal 2C	17,352,478	4,943,080	205
Proposal 2D	17,469,537	934,932	3,891,295

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) (1)	Not applicable.

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a) (3)	Not applicable.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Hansberger International Series

By:	/S/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date: August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/S/ DAVID L. GIUNTA
Name:	David L. Giunta
Title:	President and Chief Executive Officer

Date: August 23, 2010

By:	/S/ MICHAEL C. KARDOK
Name:	Michael C. Kardok
Title:	Treasurer

Date: August 23, 2010